SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 10, 2007

On2 Technologies, Inc.
(Exact name of Registrant as specified in its charter)

Delaware
(State of incorporation or organization)

1-15117
(Commission File Number)

84-1280679
(IRS Employer Identification No.)

21 Corporate Drive, Suite 103, Clifton Park, NY 12065
(518) 248-0099
(Address, including zip code, and telephone number, including area code, of
Registrant's principal executive offices)

Not applicable
(Former name, former address and former fiscal year, if applicable)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
□	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

On October 10, 2007, On2 Technologies, Inc. (“On2”) advised The American Stock Exchange (“AMEX”) that, in connection with On2’s review of its additional listing application filed on September 10, 2007 with the AMEX (the “Application”) for purposes of listing those additional shares of common stock to be issued pursuant to a proposed amendment to On2’s 2005 Incentive Compensation Plan (the “2005 Plan”), On2 discovered that it had inadvertently failed to list with the AMEX those shares initially provided for grant under the 2005 Plan, some of which had already been issued. Section 301 of the AMEX Company Guide prohibits the issuance of shares of a listed class of securities until the issuer has applied for and received approval to list such shares with the AMEX. Concurrently with such notice, On2 amended the Application to include all shares issuable under the 2005 Plan. On2 anticipates that the Application as so amended will be approved by the AMEX and that On2 will then regain compliance with Section 301.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

See Item 8.01 regarding the approval of certain amendments to On2’s certificate of incorporation and bylaws.

Item 8.01. Other Events.

On October 10, 2007, On2 issued a press release announcing the approval of all of matters proposed for a vote of its stockholders at On2’s 2007 Annual Meeting of Stockholders, initially held September 24, 2007 and adjourned to October 10, 2007. Among the matters approved is the proposed share exchange transaction by which On2 will acquire Hantro Products Oy (“Hantro”), an amendment to On2’s bylaws increasing by one member the size of On2’s board, the election of all nominees for director (including a director designated by Hantro, conditioned on consummation of the Hantro share exchange) and an increase in On2’s authorized shares of common stock from 150 million to 250 million shares by way of an amendment to On2’s certificate of incorporation, which On2 filed with the State of Delaware on October 10, 2007 following stockholder approval.

A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

99.1. Press release regarding results of voting at 2007 Annual Meeting of Stockholders

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 10, 2007	On2 Technologies, Inc. By: /s/ Bill Joll
Name: Bill Joll
Title: President and CEO

On2 Technologies, Inc.
Current Report on Form 8-K
October 10, 2007

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release regarding results of voting at 2007 Annual Meeting of Stockholders